                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 25, 2002



                             INFINIUM SOFTWARE, INC.

             (Exact name of registrant as specified in its charter)



           MASSACHUSETTS                           0-27030                            04-2734036
-----------------------------------------------------------------------------------------------------------
  (State or other jurisdiction of          (Commission File Number)       (IRS Employer Identification No.)
           incorporation)
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                    25 COMMUNICATIONS WAY, HYANNIS, MA 02601
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (508) 778-2000

                                       N/A
                    ----------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

     On November 25, 2002, Infinium Software, Inc. (the "Company"), a
Massachusetts corporation, issued a press release announcing that the Department of Justice and Federal Trade Commission have granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in relation to the previously announced Agreement and Plan of Merger, dated as of October 28, 2002, by and among the Company, SSA Global
Technologies, Inc. ("SSA"), a Delaware corporation and Samurai Merger
Subsidiary, Inc. ("Samurai"), a Massachusetts corporation and wholly-owned subsidiary of SSA.

     A copy of the Press Release announcing the early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

     See Exhibit Index attached hereto.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 26, 2002                 INFINIUM SOFTWARE, INC.


                                        By: /s/ Anne Marie Monk
                                            ------------------------------------
                                        Name: Anne Marie Monk
                                        Title: Senior Vice President and Clerk


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                                  EXHIBIT INDEX


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
EXHIBIT NO.                                  EXHIBIT DESCRIPTION
-----------                                  -------------------

Exhibit 99.1   Press Release, issued on November 26, 2002, announcing the early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as
               amended.
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